WARRANTS AND DERIVATIVE LIABILITIES (Tables)	9 Months Ended
Mar. 31, 2016
Notes to Financial Statements
Schedule of fair value of warrants and convertible notes
Expected dividend	Expected volatility	Risk-free Rate of interest	Expected term (year)	Exercise price	Common stock price per shares
0.00%	382.27%	0.12%	As set forth by each convertible note and warrant	$ 0.01	0.17

Schedule of fair value of outstanding warrants
Expected dividend	Expected volatility	Risk-free Rate of interest	Expected term (year)	Exercise price	Common stock price per shares
0.00%	397.02%	0.12%	As set forth by each convertible note and warrant	$ 0.01	0.10

Schedule of changes in fair value of derivative liabilities measured at fair value on a recurring basis
Balance – June 30, 2015	$—
Issuances	265,676
Warrants exercised	(66,784)
Changes in fair value included in earnings	(82,057)
Balance – March 31, 2016	$116,835